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                                  EXHIBIT 10.4



                 LETTER AMENDMENT NUMBER ONE TO SECOND AMENDMENT

                    AND RESTATED LOAN AND SECURITY AGREEMENT

                    BETWEEN THE COMPANY AND FOOTHILL CAPITAL

                      CORPORATION, DATED SEPTEMBER 26, 2002

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September 26, 2002

Mr. Seth Udasin
Chief Financial Officer
The Children's Place Retail Stores, Inc.
915 Secaucus Road
Secaucus, NJ  07094

RE:   RE-SET EBITDA COVENANT

Dear Seth:

Pursuant to Section 7.19 (b) of Amendment Number One to the Second Amended and Re-stated Loan and Security Agreement between Wells Fargo Retail Finance, LLC, (successor in interest to Foothill Capital) ("the Lender") and The Children's Place Retail Stores, Inc. ("the Company") dated April 10, 2002, the Company agrees that measured quarterly, on a trailing twelve-month basis, with testing commencing April 2002, EBITDA shall not be less than $75,000,000.

Pursuant to our conversation earlier today and upon review of your revised EBITDA projections for the fiscal quarter ending November 2, 2002 and fiscal quarter ending February 1, 2003 of FY 2002, Wells Fargo Retail Finance, LLC consents to amending the existing EBITDA covenant for the aforementioned quarters of the current fiscal year ending February 1, 2003 as follows:

         - For the trailing twelve-months ending November 2, 2002, EBITDA shall not be less than $70,000,000.
         - For the trailing twelve-months ending February 1, 2003, EBITDA shall not be less than $50,000,000.

      PLEASE BE ADVISED THAT THE LENDER HEREBY AMENDS THE AFOREMENTIONED COVENANT (FOR THE ABOVE SPECIFIED PERIOD ONLY), WITH NO FEE CHARGED.

      Nothing contained herein shall constitute a waiver or limitation of the Lenders' rights or remedies, as provided for under any of the subject financing documents or at law.


Sincerely,                                       Agreed and Consent:
                                                 Fleet Retail Finance

Thomas Morgan                              By:   /s/ Thomas Morgan
VP, Senior Account Executive                   -------------------------------
Wells Fargo Retail Finance, LLC            its:
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